UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 21, 2006

(Date of Earliest Event Reported)

Dakota Growers Pasta Company, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	000-50111	45-0423511
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Pasta Avenue

Carrington, North Dakota 58421
(Address of principal executive offices)

Registrant’s telephone number, including area code: (701) 652-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.

Item 5.02.              Departure of Directors or Principal Officers;

                                Election of Directors; Appointment of Principal Officers.

On February 21, 2006, Dakota Growers Pasta Company, Inc. (the “Company”) accepted the resignation of Thomas P. Friezen as the Company’s Chief Financial Officer.  The Company is currently negotiating the terms of Mr. Friezen’s severance arrangement.  Also effective February 21, 2006, the Board of Directors appointed Edward O. Irion, the Company’s Vice President — Finance and Chief Accounting Officer, to serve as the Company’s Chief Financial Officer.  Mr. Irion joined the Company in December 1999 and served as the Company’s Assistant Vice President – Planning and Control until August 2000.  Since August 2000, Mr. Irion has served as the Company’s Vice President – Finance and Chief Accounting Officer.  He received a Bachelor of Science degree in accounting from Minnesota State University-Moorhead and is a certified public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY, INC.

By	/s/ Timothy J. Dodd
Timothy J. Dodd, President and Chief
Executive Officer

February 27, 2006